CONFORMED COPY


                             DATED 29 FEBRUARY 1996




                 PCI HOLDINGS (UK) CO., PCI ACQUISITION I, INC,
                       AND PCI ACQUISITION II, INC, - (1)

                                       AND

                           CORESTATES BANK, N.A. - (2)



                               ------------------

                               CHARGE OVER SHARES

                               ------------------



                                 EDGE & ELLISON
                                   Solicitors
                              18 Southampton Place
                                 London WC1A 2AJ
                               Tel: 0171 404 4701
                               Fax: 0171 400 7948
                           Ref: ACH/KA/KS/feb27-03.doc

Index to Clauses


1    Definitions and Interpretation
2    Covenant to Pay
3    Charge
4    Deposit of Title Documents and Further Assurance
5    Representations Warranties and Covenants by the Chargors
6    Rights of the Agent
7    New Accounts
8    Enforcement
9    Power of Sale
10   Protection of Third Parties
11   Power of Attorney
12   Discharge of Security
13   Avoidance of Payments
14   Custody
15   Costs
16   Set-off
17   Communications
18   Currency Indemnity
19   Miscellaneous
20   Law and Jurisdiction

Schedule

THIS DEED is dated 29 February 1996

and made BETWEEN :

(1) P.C.I. Holdings (UK) Co. (registered in England number 3167075) whose registered office is at Hurricane Way, Wickford Business Park, Shotgate, Essex SS11 8UJ, PCI ACQUISITION I, INC, a Delaware Corporation and PCI ACQUISITION II, INC, a Delaware Corporation
         ("the Chargors"); and

(2)      CORESTATES BANK, N.A. (the `Agent')

WITNESSES as follows:


1        Definitions and Interpretation

1.1      In this Charge unless the context otherwise requires:

         "Agent" means CoreStates Bank, N.A. and any successor agent appointed as such pursuant to the Facility Agreement

         "Banks" means all or any of the Banks from time to time being parties to and described as such in the Facility Agreement.

         "Charged Property" means the property and rights of the Chargors which are the subject of any security created or purported to be created by this Charge

         "Derivative Assets" means all stocks shares warrants or other securities rights dividends interest or other property whether of a capital or income nature accruing offered issued or deriving at any time by way of dividend bonus redemption exchange purchase substitution conversion consolidation subdivision preference option or otherwise attributable to any of the Shares and Securities or any Derivative Assets previously described

         "Event of Default" means each and every event of default howsoever described in the Facility Agreement

         "Facility Agreement" means an agreement dated 29 February 1996 between inter alia the Chargors and the Agent

         "Financial Indebtedness" means each and every indebtedness howsoever described in the Facility Agreement or under any Related Document

         "LPA" means the Law of Property Act 1925

         "Secured Liabilities" means all monies obligations and liabilities whatsoever whether for principal interest or otherwise in whatever currency which may now or at any time in the future be due owing or incurred by the Chargors to the Agent and to the Banks under the terms of the Facility Agreement, any Related Document and/or this

         Charge whether alone severally or jointly as principal guarantor surety or otherwise

         "Shares and Securities" means all stocks shares and other securities:

                  (i) listed in parts 1 and 2 of the Schedule for which the stock or share certificates or other documents of title have been deposited by the Chargors with the Agent; or

                  (ii) for which the stock or share certificates or other documents of title have been deposited by the Chargors with the Agent or its agents or nominees or are held to the order of the Agent; or

                  (iii) for which the stock or share certificates or other documents of title are now held by the Agent or its agents for the account of the Chargors; or

                  (iv) represented by any stock or share certificates or other documents of title from time to time in the future deposited by the Chargors with the Agent or its agents or nominees or held to the order of the Agent or belonging to the Chargors and received by the Agent or its agents or nominees after the execution of this Charge;

         in each case whether held in the United Kingdom or elsewhere.

1.2 All terms defined in the Facility Agreement which are used in this Charge shall bear the same meaning as in the Facility Agreement unless the content requires otherwise.

1.3 References to Clauses and Schedules are to the clauses and schedules to this Charge.

1.4 Clause headings are inserted for ease of reference only and are not to affect the interpretation of this Charge.

1.5 Except to the extent the context otherwise requires any reference in this document to `this Charge' and any other document referred to in it includes any document expressed to be supplemental to or collateral with or which is entered into pursuant to or in accordance herewith or therewith and shall be deemed to include any instruments amending varying supplementing novating or replacing the terms of any such documents from time to time.

1.6 References to a person are to be construed to include corporations firms companies partnerships individuals associations states and administrative and governmental and other entities whether or not a separate legal entity.

1.7 References to any person are to be construed to include references to that person's successors transferees and assigns whether direct or indirect.

1.8 References to any statutory provision are to be construed as references to that statutory provision as amended supplemented re-enacted or replaced from time to time (whether before or after the date of this Charge) and are to include any order regulations instruments or other subordinated legislation made under or deriving validity from that statutory provision.

1.9 The words `other' and `otherwise' are not to be construed ejusdem generis with any foregoing words where a wider construction is possible.

1.10 The words `including' and `in particular' are to be construed as being by way of illustration or emphasis only and are not to be construed as, nor shall they take effect as, limiting the generality of any foregoing words.

2        Covenant to Pay

2.1 The Chargors covenants with the Agent and each of the Banks that it will on demand pay and discharge the Secured Liabilities when due to the Agent

2.2 The Chargors shall pay interest to the date of payment or discharge (notwithstanding any demand or any judgment obtained by the Agent or the liquidation or administration of or any arrangement or composition with creditors by the Chargors) at the rate or rates applicable under the agreements or arrangements giving rise to the relevant obligations or liabilities.

2.3 All sums payable by the Chargors under this Charge shall be paid without any set-off counterclaim withholding or deduction whatsoever unless required by law in which event the Chargors will simultaneously with making the relevant payment under this Charge pay to the Agent such additional amount as will result in the receipt by the Agent of the full amount which would otherwise have been receivable and will supply the Agent promptly with evidence satisfactory to the Agent that the Chargors has accounted to the relevant authority for the sum withheld or deducted.

3        Charge

3.1 Each of the Chargors with absolute title guarantee (with the intent that the security so constituted shall extend to all beneficial interests of the Chargors in the Charged Property and to any proceeds of sale or other realisation of the Charged Property or any part of it) and as continuing security for the payment and discharge of the Secured Liabilities charges the Shares and Securities and the Derivative Assets to the Agent as follows:-

         (i)      PCI HOLDINGS (UK) CO. hereby charges the shares listed in
                  part 1 of the Schedule; and,

         (ii) PCI ACQUISITION I, INC and PCI ACQUISITION II hereby charge the shares listed in part 2 of the Schedule

4        Deposit of Title Documents and Further Assurance

4.1 The Chargors shall on the execution of this Charge or as soon as reasonably practicable thereafter deposit with the Agent all stock or share certificates or other documents of title to or representing the Charged Property together with such duly executed transfers or assignments with the name of the transferee date and consideration left blank as the Agent may require to enable the Agent to vest the same in the Agent or its nominees or, after the occurrence of an Event of Default, any purchaser to the intent that the Agent may at any time without notice present them for registration.

4.2 The Chargors shall upon the accrual offer issue or receipt of any Derivative Assets deliver or pay to the Agent or procure the delivery or payment to the Agent of all such Derivative Assets or the stock or share certificates or other documents of title to or representing them together with such duly executed transfers or assignments with the name of the transferee date and consideration left blank as the Agent may require to enable the Agent to vest the same in the Agent or its nominees or, after the occurrence of an Event of Default, any purchaser to the intent that the Agent may at any time without notice present them for registration.

4.3 Without prejudice to anything else contained in this Charge the Chargors shall at any time at the request of the Agent but at the cost of the Chargors promptly sign seal execute deliver and do all deeds instruments transfers renunciations proxies notices documents acts and things in such form as the Agent may from time to time require for perfecting or protecting the security over the Charged Property or any part of it or for facilitating its realisation.

4.4 The Agent shall only use nominees resident in England and Wales for the purposes of holding or dealing with any of the Charged Property.

5        Representations Warranties and Covenants by the Chargors

5.1 The Chargors represent and warrant to the Agent and to all of the Banks and undertakes that:

         (a) it is and will be the sole absolute and beneficial owner and (subject only to the relevant share transfers in favour of the Chargor being duly stamped) will be the registered holder of all of the Charged Property free from Encumbrances and will not create or attempt to create or permit to arise or subsist any Encumbrance (other than this Charge) on or over the Charged Property;

         (b) it has not sold or otherwise disposed of or agreed to sell or otherwise dispose of or granted or agreed to grant any option in respect of all or any of its right title and interest in and to the Charged Property or any part of it and will not do any of the foregoing at any time during the subsistence of this Charge;

         (c) Except as disclosed in writing to and approved by the Agent the Shares and Securities are and will at all times be fully paid and there are and will be no monies or liabilities outstanding in respect of any of the Charged Property;

         (d) the Charged Property has been and will at all times be duly authorised and validly issued and is and will at all times be free from any restriction on transfer or rights of pre-emption;

         (e) it has and will at all times have the necessary power to enter into and perform its obligations under this Charge;

         (f) so far as the Chargor is aware this Charge constitutes its legal valid binding and enforceable obligations and is a security over all and every part of the Charged Property effective in accordance with its terms;

         (g) this Charge does not and will not conflict with or result in any breach or constitute a default under any agreement instrument or obligation to which the Chargors is a party or by which it is bound;

         (h) all necessary authorisations and consents to enable or entitle it to enter into this Charge have been obtained and will remain in full force and effect at all times during the subsistence of the security constituted by this Charge; and

         (i) it will procure due compliance with its obligations in this Charge by all nominees in whose name or names any Charged Property is registered or holding any certificates or other documents of title relating to any Charged Property.

5.2 The Chargors shall promptly pay all calls or other payments due and payable and will discharge all other obligations properly payable in respect of any part of the Charged Property and if the Chargors fails to fulfil any such obligations the Agent may, but shall not be obliged to, make such payments on behalf of the Chargors in which event any sums so paid shall be reimbursed on demand by the Chargors to the Agent together with interest at the rate specified in Clause 8.4 of the Facility Agreement from the date of payment by the Agent until demand whether before or after judgment.

5.3 The Chargors shall indemnify the Agent on a full indemnity basis against calls or other payments relating to the Charged Property and any defect in the Chargors' title to the Charged Property and against all actions proceedings losses costs claims and demands suffered or incurred in respect of anything done or omitted in any way relating to the Charged Property or in the exercise or purported exercise of the powers contained in this Charge by the Agent acting in good faith.

5.4 The Chargors shall not do or cause or permit anything to be done otherwise than in the ordinary course of business which is likely to materially and adversely affect the security created or purported to be created by this Charge or which is a variation or abrogation of the rights attaching to or conferred by all or any part of the Charged Property without the prior written consent of the Agent and shall take such action as the Agent may in its discretion and after consultation with the Chargor, reasonably direct in relation to any proposed compromise arrangement reorganisation conversion repayment offer or scheme of arrangement affecting all or any part of the Charged Property.

6        Rights of the Agent

6.1 The Agent may at its discretion (in the name of the Chargors) only after the occurrence of any Event of Default which has not been remedied or waived and without any consent or authority on the part of the Chargors) exercise the following rights and powers in respect of the Charged Property:

         (a) any voting rights and any powers or rights which may be exercised by the person or persons in whose name or names the Charged Property is registered; and

         (b) all the powers given to trustees by Section 10(3) and (4) of the Trustee Act 1925 (as amended by Section 9 of the Trustee Investments Act 1961) in respect of securities or property subject to a trust.

6.2 Following the occurrence of an Event of Default all dividends interest and other income forming part of the Charged Property shall, unless otherwise agreed between the Agent and the Chargors, be paid without any set-off or deduction whatsoever to an interest bearing suspense account and retained by the Agent until applied as hereinafter provided as part of the Charged Property and any such monies which may be received by the Chargors shall pending such payment be held in trust for the Agent.

6.3 The powers conferred on the Agent by this Charge are solely to protect its interests in the Charged Property and shall not impose any duty on it to exercise any such powers. The Agent shall not have any duty as to any Charged Property and shall incur no liability for:

         (a) ascertaining or taking action in respect of any calls instalments conversions exchanges maturities tenders or other matters in relation to any Charged Property or the nature or sufficiency of any payment whether or not the Agent has or is deemed to have knowledge of such matters; or

         (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Charged Property.

6.4 The Agent shall not be liable to account as mortgagee in possession in respect of all or any of the Charged Property and shall not be liable for any loss upon realisation or for any failure to present any interest coupon or any bond or stock drawn for repayment or for any failure to pay any call or instalment or to accept any offer or to notify the Chargors of any such matter or for any failure to ensure that the correct amounts (if any) are paid or received in respect of the Charged Property or for any negligence or default by its nominees or agents or for any other loss of any nature whatsoever in connection with the Charged Property save for any failure to preserve the certificates forming this security.

7        New Accounts

7.1 If the Agent receives notice (whether actual or otherwise) of any subsequent mortgage or charge affecting all or any part of the Charged Property the Agent may open a new account or accounts with the Chargors and, if it does not open a new account, it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made by the Chargors to the Agent shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount secured by this Charge at the time when the Agent received or was deemed to have received such notice.

8        Enforcement

8.1 If any Event of Default shall occur and be continuing then the security constituted by this Charge shall become immediately enforceable and the power of sale and other powers conferred by Section 101 of the LPA as varied or extended by this Charge shall become immediately exercisable without the restrictions contained in the LPA as to the giving of notice or otherwise.

8.2 The Secured Liabilities shall be deemed for the purposes of all powers implied by statute to have become due and payable within the meaning of
         Section 101 of the LPA immediately on the execution of this Charge and
         Section 103 of the LPA (restricting the power of sale) and Section 93 of the LPA (restricting the right of consolidation) shall not apply to this Charge.

9        Power of Sale

9.1 At any time after the security constituted by this Charge has become enforceable the Agent may without further notice to the Chargors exercise the power to sell or otherwise dispose of the whole or any part of the Charged Property, in such manner and on such terms and for such consideration (whether payable immediately or by instalments) as the Agent shall in its absolute discretion think fit and without liability for loss whatsoever, and may (without prejudice to any right which it may have under any other provision of this Charge) treat such part of the Charged Property as consists of money as if it were the proceeds of such a sale or other disposal. The Agent shall after the payment of any claims having priority to the security created by this Charge apply the proceeds without prejudice to the right of the Agent to recover any shortfall from the Chargors in paying the costs of sale or other disposal and in or towards the discharge of the Secured Liabilities in such order as the Agent in its absolute discretion thinks fit and the surplus (if any) of such proceeds shall be paid to the person or persons entitled to it.

10       Protection of Third Parties

10.1 No purchaser mortgagee or other person dealing with the Agent shall be concerned to enquire whether the Secured Liabilities have become payable or whether any power which it is purporting to exercise has become exercisable or whether any money is due under this Charge or as to the application of any money paid raised or borrowed or as to the propriety or regularity of any sale by or other dealing with the Agent. All the protection to purchasers contained in Sections 104 and 107 of the LPA shall apply to any person purchasing from or dealing with the Agent as if the Secured Liabilities had become due and the statutory powers of sale in relation to the Charged Property had arisen on the date of this Charge.

11       Power of Attorney

11.1 The Chargors by way of security irrevocably appoint the Agent to be the attorney of the Chargors (with full powers of substitution and delegation) for the Chargors and in its name or otherwise and on its behalf and as its act and deed to sign seal execute deliver perfect and do all deeds instruments transfers renunciations proxies notices documents acts and things necessary to perfect the security comprised in this Charge.

11.2 The Chargors ratify and confirm and agree to ratify and confirm anything such attorney shall lawfully and properly do or purport to do by virtue of clause 11.1 and all money expended by any such attorney shall be deemed to be expenses incurred by the Agent under this Charge.

11.3 The Chargors undertake to procure that all registered holders from time to time of any of the Charged Property shall forthwith grant the Agent a power of attorney on the terms set out in clause 11.1 in respect of such Charged Property.

12       Discharge of Security

12.1 The security constituted by this Charge shall be continuing and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Secured Liabilities or any other matter or thing whatsoever including the insolvency liquidation or administration of the Chargors and shall be binding until all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full.

12.2 Upon the irrevocable payment or discharge in full of the Secured Liabilities the Agent will or will procure that its nominees will (as the case may be) at the request and cost of the Chargors retransfer to the Chargors all the Agent's right title and interest in or to the Charged Property freed from this Charge.

12.3 Upon any release of the Charged Property the Agent or its nominees (as the case may be) shall not be bound to release or transfer to the Chargors the identical stocks shares or securities which were deposited with or transferred to it or them where other securities represent the Charged Property and the Chargors shall accept shares and securities of the same class and denomination or such other securities as then represent the Charged Property.

13       Avoidance of Payments

         No assurance security or payment which may be avoided or adjusted under any enactment relating to bankruptcy or insolvency or under Sections 238-245 of the Insolvency Act 1986 or similar legislation binding on the Chargors in a jurisdiction other than England and Wales and no release settlement or discharge given or made by the Agent on the faith of any such assurance security or payment shall prejudice or affect the right of the Agent to recover from the Chargors (including the right to recover any monies which it may have been compelled by due process of law to refund under the provisions of the Insolvency Act 1986 and any costs payable by it pursuant to or otherwise incurred in connection with such process) or to enforce the security created by or pursuant to this Charge to the full extent of the Secured Liabilities.

14       Custody

14.1 The Agent shall be entitled to provide for the safe custody by third parties of all stock and share certificates and documents of title deposited with the Agent or its nominees relating to the Charged Property and shall not be responsible for any loss of or damage to any such certificates or documents unless such loss or damage arises as a result of a wilful default or gross negligence by the Agent.

15       Communications

15.1 Every notice demand or other communication under this Charge shall be in writing and may be delivered personally or by letter or facsimile transmission despatched

         (a) if to the Agent to its address specified at the head of this Charge or to the following numbers:

              Facsimile  0171 962 2860

              for the attention of Jill Enzmann; and

              Facsimile 215 973 5387

              for the attention of Andrea Cohen


         (b) if to any of the Chargors to its registered or principal office for the time being or to the following numbers:

              Facsimile

              for the attention of
              or to such other address and or facsimile number as may be notified in accordance with this Clause by the relevant party to the other party for such purpose.

15.2 Every notice demand or other communication shall be deemed to have been received (if sent by post) twenty-four hours after being posted first class postage prepaid (if posted from and to an address within the United Kingdom) or 5 working days after being posted prepaid airmail (if posted from or to an address outside the United Kingdom) and (if delivered personally or despatched by telex subject to receiving the correct telex answerback or by facsimile transmission) at the time of delivery or despatch if during normal business hours in the place of intended receipt on a working day in the place of intended receipt and otherwise at the opening of business in that place on the next succeeding such working day.

16       Currency Indemnity

16.1 If under any applicable law or regulation or pursuant to a judgment or order being made or registered against the Chargors or the liquidation of the Chargors or without limitation for any other reason any payment under or in connection with this Charge is made or falls to be satisfied in a currency (the `payment currency') other than the currency in which such payment is expressed to be due under or in connection with this Charge (the `contractual currency') then to the extent that the amount of such payment actually received by the Agent when converted into the contractual currency at the rate of exchange falls short of the amount due under or in connection with this Charge the Chargors as a separate and independent obligation shall indemnify and hold harmless the Agent against the amount of such shortfall. For the purposes of this Clause `rate of exchange' means the rate at which the Agent is able on or about the date of such payment to purchase, in accordance with its normal practice, the contractual currency with the payment currency and shall take into account (and the Chargors shall be liable for) any premium and other costs of exchange including any taxes or duties incurred by reason of any such exchange.

17       Miscellaneous

17.1 No delay or omission on the part of the Agent in exercising any right or remedy under this Charge shall impair that right or remedy or operate as or be taken to be a waiver of it nor shall any single partial or defective exercise of any such right or remedy preclude any other or further exercise under this Charge or that or any other right or remedy.

17.2 The Agent's rights under this Charge are cumulative and not exclusive of any rights provided by law and may be exercised from time to time and as often as the Agent deems expedient.

17.3 Any waiver by the Agent of any terms of this Charge or any consent or approval given by the Agent under it shall only be effective if given in writing and then only for the purpose and upon the terms and conditions if any on which it is given.

17.4 The security constituted by this Charge shall be in addition to and shall not be prejudiced determined or affected by nor operate so as in any way to determine prejudice or affect any Encumbrance which the Agent may now or at any time in the future hold for or in respect of the Secured Liabilities or any part of them and shall not be prejudiced by time or indulgence granted to any person or any abstention by the Agent in perfecting or enforcing any remedies securities guarantees or rights it may now or in the future have from or against the Chargors or any other person or any waiver release variation act omission forbearance unenforceability indulgence or invalidity of any such remedy security guarantee or right.

17.5 If at any time any one or more of the provisions of this Charge is or becomes illegal invalid or unenforceable in any respect under any law of any jurisdiction neither the legality validity or enforceability of the remaining provisions of this Charge nor the legality validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected or impaired as a result.

17.6 Any statement certificate or determination of the Agent as to the Secured Liabilities or without limitation any other matter provided for in this Charge shall in the absence of manifest error be conclusive and binding on the Chargors.

18       Law and Jurisdiction

18.1 This Charge is governed by and shall be construed in accordance with English law.

18.2 The Chargors irrevocably agree for the exclusive benefit of the Agent that the courts of England shall have jurisdiction to hear and determine any suit action or proceeding and to settle any dispute which may arise out of or in connection with this Charge and for such purposes irrevocably submits to the jurisdiction of such courts.

18.3 Nothing contained in this Clause shall limit the right of the Agent to take proceedings against the Chargors in any other court of competent jurisdiction nor shall the taking of any such proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not (unless precluded by applicable law).

18.4 The Chargors irrevocably waive any objection which it may have now or in the future to the courts of England being nominated for the purpose of this Clause on the ground of venue or otherwise and agrees not to claim that any such court is not a convenient or appropriate forum.

18.5 PCI Acquisition I, Inc, and PCI Acquisition II, Inc, authorises and appoints PCI Holdings (UK) Co (or such other person being a firm of solicitors in England as it may from time to time substitute by notice to the Agent) to accept service of all legal process arising out of or connected with this Charge and service on such person (or substitute) shall be deemed to be service on the Chargors. Except upon such a substitution the Chargors shall not revoke any such authority or appointment shall at all times maintain an agent for service of process in England and if any such agent ceases for any reason to be an agent for this purpose shall forthwith appoint another agent and advise the Agent accordingly.

IN WITNESS whereof the Chargors have executed and delivered this Charge as a Deed the day and year first before written.

                                    SCHEDULE

Number of shares or                                       Description of stocks,
amount of stock                                      shares, or other securities

Part 1                            B. KORMAN                            6,042,072

Shares in Unipack Limited                                        ORDINARY SHARES
                                                                     OF BP1 EACH
Part 2                            R. SANTER

Shares in PCI Holdings (UK) Co.                             2 shares of BP1 each

The Chargors

Executed as a Deed by                       )        Director         B. KORMAN
PCI Holdings (UK) Co                        )
                                                     Director         R. SANTER




Executed as a Deed by                       )
PCI Acquisition I, Inc                      )
acting by                                   )
                                            )        B. KORMAN
and                                         )
                                            )        R. SANTER
in the presence of                          )
                                            )



 ...................
Witness

Address:



Executed as a Deed by                       )
PCI Acquisition II, Inc                     )
acting by                                   )
                                            )        B. KORMAN
and                                         )
                                            )        R. SANTER
in the presence of                          )
                                            )


 ...................
Witness

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